United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 4, 2022

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-38884	25-1440803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐   Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On March 1, 2022, Franklin Financial Services Corporation (the “Corporation”) and Farmers and Merchants Trust Company of Chambersburg (the “Bank”), the Corporation’s wholly-owned subsidiary, entered into employment agreements (each, an “Employment Agreement” and together, the “Employment Agreements”) with Timothy G. Henry, President and Chief Executive Officer of the Corporation and Bank, Steven M. Poynot, Executive Vice President and Chief Operating Officer of the Bank, Mark R. Hollar, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation and Bank, and Steven D. Butz, Senior Vice President - Chief Commercial Services Officer of the Bank (each, an “Executive”).

The Employment Agreements contain substantially the same terms and conditions, except as provided below. The initial term of each Employment Agreement is three (3) years beginning on March 1, 2022. Each Employment Agreement shall automatically renew for an additional one (1) year term on each the anniversary date unless notice to terminate is given by either party at least one hundred or eighty (180) days prior to the anniversary date of the Employment Agreement. If proper notice to terminate is given, each Employment Agreement shall expire two (2) years after the next anniversary date.

The Employment Agreements may be terminated (a) by the Corporation with or without Cause (as defined in the Employment Agreements), (b) by the Executive with or without Good Reason (as defined in the Employment Agreements) or (c) as a result of retirement or Disability (as defined in the Employment Agreements).

Under the Employment Agreements, the Executives are entitled to receive the following compensation and benefits in connection with their services as executive officers:

•an annual base salary, subject to customary withholdings and taxes, of $459,368, $292,500, $253,136, and $217,048, for Messrs. Henry, Poynot, Hollar, and Butz, respectively, which may be increased from time to time.

•Consideration for bonuses each year, as determined in the Bank’s sole discretion.

•Entitlement to paid time off and eligibility to participate in employee benefit plans.

•Messrs. Henry and Poynot will be provided with a vehicle and payment of club membership dues.

In connection with entering into their Employment Agreements, Messrs. Henry, Hollar and Butz are entitled to receive a grant of 400 shares, 300 shares and 300 shares of restricted stock, respectively, and Mr. Henry is entitled to receive five (5) additional days of paid time off.

The Employment Agreements provide for severance benefits in the event that the Executive’s employment is terminated: (a) by the Corporation or Bank without Cause or by the Executive for Good Reason prior to a Change in Control (as defined in the Employment Agreements) or (b) by the Corporation or Bank without Cause after a Change in Control.

In the event the Executive’s employment is terminated by the Corporation or Bank without Cause or by the Executive for Good Reason prior to a Change in Control, the Executives will be entitled to receive the following compensation and benefits:

•the Bank shall pay Executive an amount equal to the Executive’s remaining Annual Base Salary that would otherwise be due and payable under the Employment Agreement to the Executive for the remaining employment period, minus applicable taxes and withholdings, payable in equal monthly installments over the remaining employment period.

•For a period of up to two (2) years Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits.

In the event the Executive’s employment is terminated without Cause after a Change in Control, the Executives will be entitled to receive the following compensation and benefits:

•the Bank shall pay Executive a lump sum amount equal to 2.5 times (or, in the case of Mr. Henry 2.99 times) the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation of service.

•For a period of up to two (2) years Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits or, if the Bank cannot legally provide such benefits because Executive is no longer an employee, or future law or plans do not permit so, the Bank shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain comparable coverage.

•In addition, Mr. Hollar shall be entitled to receive an additional payment based on the following termination date and schedule:

Termination Date

If on 1/1/2022 or before 11/2/2022  $277,174

If after 11/1/2022 but before 11/2/2023   $236,449

If after 11/1/2023 but before 11/2/2024  $186,034

If after 11/1/2024 but before 11/2/2025    $130,338

If after 11/1/2025 but before 11/2/2026  $ 68,000

Upon termination of each Employment Agreement, the Executive is subject to certain customary confidentiality and non-competition provisions as provided in each Employment Agreement which such confidentiality and non-competition provisions shall survive termination in accordance with their terms.

The description above is only a summary of the material terms of the Employment Agreements and is not intended to be a full description of the Employment Agreements. The Employment Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit NumberDescription

99.1 Employment Agreement by and among Franklin Financial Services Corporation (“Corporation”), Farmers and Merchants Trust Company of Chambersburg (“Bank”), and Timothy G. Henry dated as of March 1, 2022.

99.2 Employment Agreement by and among Franklin Financial Services Corporation (“Corporation”), Farmers and Merchants Trust Company of Chambersburg (“Bank”), and Steven M. Poynot dated as of March 1, 2022.

99.3 Employment Agreement by and among Franklin Financial Services Corporation (“Corporation”), Farmers and Merchants Trust Company of Chambersburg (“Bank”), and Mark R. Hollar dated as of March 1, 2022.

99.4 Employment Agreement by and among Franklin Financial Services Corporation (“Corporation”), Farmers and Merchants Trust Company of Chambersburg (“Bank”), and Steven D. Butz dated as of March 1, 2022.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry

President and Chief Executive Officer

Dated: March 4, 2022